Exhibit 4.1

INCORPORATED IN THE CAYMAN ISLANDS UNDER THE COMPANIES ACT

CERT.9999

GREEN CIRCLE DECARBONIZE TECHNOLOGY LIMITED

9,000,000,000**
9,000,000,000
****9,000,000,000**
*****9,000,000,000*
******9,000,000,000

THIS CERTIFIES THAT

* SPECIMEN *

ISIN: KYG4092C1078
CUSIP: G4092C107

IS THE REGISTERED HOLDER OF

* NINE BILLION AND 00/100 *

FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES WITH PAR VALUE OF US$0.001 IN THE CAPITAL OF

GREEN CIRCLE DECARBONIZE TECHNOLOGY LIMITED

transferable on the books of the Company only upon surrender of this certificate properly endorsed.

This certificate is not valid until countersigned by the Transfer Agent and Registrar of the Company.

IN WITNESS WHEREOF the Company has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers.

DATED: MARCH 1, 2024

COUNTERSIGNED AND REGISTERED

ODYSSEY TRUST COMPANY
TRANSFER AGENT & REGISTRAR

TORONTO
CALGARY
VANCOUVER

DIRECTOR

VOID

By: ______________________
Authorized Officer

DIRECTOR

The shares represented by this certificate are transferable at the offices of Odyssey Trust Company, Toronto, ON, Vancouver, BC and Calgary, AB

SECURITY INSTRUCTIONS ON REVERSE   VOIR LES INSTRUCTIONS DE SÉCURITÉ AU VERSO

UID: 0
00080185

The following abbreviations shall be construed as though the words set forth below opposite each abbreviation were written out in full where such abbreviation appears:

TEN COM	- as tenants in common
TEN ENT	- as tenants by entireties
JTTEN	- as joint tenants with right of survivorship and not tenants in common
(Name) CUST (Name) UNIF	- (Name) as Custodian for (Name) under the
GIFT MIN ACT (State)	- (State) Uniform Gifts to Minors Act
In the case of an individual assignee, show at least one given name in full

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto

PLEASE INSERT SOCIAL INSURANCE NUMBER,

SOCIAL SECURITY NUMBER OR OTHER

IDENTIFYING NUMBER OF TRANSFEREE	S.I.N./S.S.N ______________________________________

Please print or typewrite name and address (including postal code or zip code, as applicable) of transferee

_________________________________________________________________________________________securities registered in the name of the undersigned on the books of the Company named on the face of this certificate and represented hereby, and irrevocably constitutes and appoints a duly authorized officer of the transfer agent and registrar as the attorney of the undersigned to transfer the said securities on the register of transfers and books of the Company with full power of substitution hereunder.

DATED: __________________________	20 _____	Signature: ________________________________

NOTICE:	The signatures of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatsoever, and must be guaranteed by a Canadian chartered bank or eligible guarantor institution with membership in an approved signature guarantee medallion program.

Signature Guaranteed By:

SECURITY INSTRUCTIONS - INSTRUCTIONS DE SÉCURITÉ

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING

WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.

PAPIER FILIGRANÉ, NE PAS ACCEPTER SANS VÉRIFIER LA PRÉSENCE

DU FILIGRANE. POUR CE FAIRE, PLACER À LA LUMIÈRE.